As filed with the Securities and Exchange Commission on October 24, 2023

1933 Act File No. 333-88343

1940 Act File No. 811-09603

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒
(Check appropriate box or boxes.)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 44	☒
(Check appropriate box or boxes.)

AMERICAN BEACON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Jeffrey K. Ringdahl, President

220 East Las Colinas Boulevard

Suite 1200

Irving, Texas 75039

(Name and Address of Agent for Service)

With copies to:

Stacy L. Fuller, Esq.

Kathy K. Ingber, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on January 10, 2024 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

[XX XX, 2024]

American Beacon Blue States Muni ETF	[Ticker]
American Beacon Red States Muni ETF	[Ticker]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (the “Exchange”).

As with all exchange-traded funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Blue States Muni ETFSM

Investment Objective

The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg AMT-Free US Blue States Municipal Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees[1]	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.25%
1	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
2	Other Expenses are based on estimated expenses for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

1 Year	3 Years
$ 26	$ 80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate for the Fund’s most recent fiscal year is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to track the investment results of the Bloomberg AMT-Free US Blue States Municipal Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions in which the Democratic Party is deemed to have a controlling majority of state government. A Democratic-controlled, or “Blue,” state is defined by majority control of the state government based on at least two of the three governing bodies - Governor, state Senate, and state House – being Democratic-controlled, where control of the state Senate or House is determined based on the party with the most representatives. Senate and House representatives as well as the Governor will be deemed members of the Democratic party (1) if they are affiliated with the Democratic party, or (2) if they are not affiliated with any political party, but they caucus with the Democratic party. In the event that the number of representatives in the state Senate or House is tied between political parties, then the Governor’s party affiliation determines whether a state is Democratic-controlled. For example, a state having a Democratic Governor, a Senate with equal number of Democratic and Republican representatives, and a Republican-controlled House would be considered Democratic-controlled and thus a “Blue” state for inclusion in the Underlying Index. A state will cease to be a “Blue” state and will be removed from the Underlying Index only after an annual determination that at least two of its three governing bodies are controlled by a different party, so the Underlying Index may continue to include states that are no longer majority controlled by the Democratic party. Under normal circumstances, the Fund invests substantially all, but at least 80%, of its assets in municipal fixed income securities that are components of the Underlying Index or that the Fund’s sub-advisor, RSW Investments Holdings LLC (“RSW”), determines to have economic characteristics similar to the municipal fixed income securities in the Underlying Index.

Although the Fund reserves the right to replicate (i.e., to hold all constituents of) the Underlying Index, RSW intends to use a representative sampling strategy to seek to achieve the Fund’s investment objective. “Representative sampling” is a passive investment strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index. The securities selected by RSW  for the Fund are expected to have, in aggregate, characteristics similar to those of the Underlying Index, and such characteristics may include, among others: state allocation, credit quality, maturity, duration, industry weighting, and yield. The Fund may invest in municipal fixed income securities that are not included in the Underlying Index, but which RSW believes will support the Fund’s tracking of the Underlying Index, and may invest cash balances in municipal debt exchange-traded funds (“ETFs”) and cash equivalents, including institutional municipal money market funds.

The securities in the Underlying Index are updated monthly to reflect the securities meeting the eligibility criteria; however, the determination of a state’s majority control is only updated annually based on data available ten (10) business days prior to the last day in February of any given year (the “Determination Date”) with any changes taking effect in the Underlying Index as of April 1 of the same year. If a state’s government changes majority control after the Determination Date, the change will not be reflected in the Underlying Index until April 1 of the following year. As such, the Fund may invest or be invested in municipal securities issued by states and their subdivisions that are no longer majority controlled by the Democratic party.

To qualify for inclusion in the Underlying Index, securities must meet the following requirements: (i) be exempt from Federal income taxes and not subject to alternative minimum tax (“AMT”); (ii) have a remaining term to final maturity of at least one year; (iii) be fixed-rate; (iv) have an investment grade rating (based on the middle rating among Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings Inc. (“Fitch”) or the lower rating if only two ratings are available, or the rating if only one rating is available); (v) have par value of at least $15 million currently outstanding; and (vi) be part of an offering with an original offering size of at least $100 million. A credit rating is considered investment grade if it is BBB- or higher by S&P or Fitch,

Prospectus – Fund Summaries1

or Baa3 or higher by Moody’s. The Underlying Index is market value-weighted and limits the exposure of each issuer to 10% of the Underlying Index’s total market value, and redistributes any excess market value index-wide on a pro rata basis. The Underlying Index primarily includes general obligation bonds, revenue obligations, fully refunded bonds, and municipal lease obligations. A general obligation bond is secured by the full faith and credit of its issuer. A revenue obligation is payable from a specific source of revenue. A fully refunded bond is a tax-exempt municipal bond that has been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds” (“ETMs”) to the final maturity of principal, and that remain outstanding in the municipal market. A municipal lease obligation is issued to finance the acquisition of equipment and facilities. The securities in the Underlying Index may have call features. The following security types, among others, are excluded from the Underlying Index: bonds issued by U.S. territories such as the District of Columbia, private activity bonds that are not a general obligation of a state or municipality, municipal commercial paper, zero-coupon securities, anticipation notes, defaulted securities, and hospital, housing and tobacco sector bonds. As of [XX XX, 2024], there were [XX] securities in the Underlying Index.

The Underlying Index is owned and calculated by Bloomberg  Index Services Limited (the “Index Provider”), which is independent of the Fund, the Manager and RSW. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Exchange-Traded Funds (“ETFs”) Risk
As an ETF, the Fund is subject to the following risks:

■	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.

■	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

■	Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

■	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things,

2Prospectus – Fund Summaries

trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Index-Related Risk
There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. There is no assurance that the Underlying Index will be compiled, determined, composed or calculated accurately. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in Underlying Index data, Underlying Index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund.  The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of six years, a 1% increase in interest rates could be expected to result in a 6% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.    Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19, a variant or other significant viruses could negatively impact the Fund and adversely impact the economies of many nations, municipalities, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to

Prospectus – Fund Summaries3

raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets, and negatively affect the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. In addition, the Fund’s investments in municipal securities are subject to the following risks:

■	General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. A municipality in which the Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Fund.

■	Municipal Lease Obligations Risk. Municipal lease obligations typically are not fully backed by a municipality’s credit and thus interest thereon may become taxable if the lease is assigned, which may reduce the value of the Fund’s investment. While the issuer does not pledge its taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer of a lease obligation does not fulfill its payment obligation, it may be difficult to sell the property, and the proceeds of a sale may not cover the loss incurred by the Fund.

■	Refunded Bonds Risk. Refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the refunded bonds is secured by securities held in a designated escrow account where such securities are obligations of the U.S. Treasury, U.S. government agencies or instrumentalities and/or other high-quality bonds. The securities held in the escrow account are pledged to pay the principal and interest of the refunded bond but do not guarantee the price of the refunded bond, and therefore, these bonds entail a risk of loss. Investment in refunded municipal bonds may subject the Fund to credit risk, interest rate risk, liquidity risk, market risk and secured, partially secured and unsecured obligation risk.

■	Revenue Obligations Risk. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

New Fund Risk
The Fund had not commenced operations prior to the date of this Prospectus. The current performance of the Fund may not represent how it is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on the Fund’s performance. The Fund may also require a period of time before it is invested in securities that meet its investment objectives and policies and achieves a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, the Fund’s investment strategies may require a longer period of time to show returns that are representative of the strategies. As a new ETF, the Fund may experience low trading volume and wide bid-ask spreads.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. To the extent that the Fund invests in other investment companies that provide exposure to securities that are not in the Underlying Index, these investments will be subject to tracking error risk. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an

4Prospectus – Fund Summaries

actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Municipal Money Market Funds Risk. Investments in institutional municipal money market funds are subject to credit risk, interest rate risk, and market risk. Municipal money market funds may be highly impacted by events tied to the overall municipal securities market, which can be very volatile and significantly affected by unfavorable tax, legislative or political developments and adverse changes in the financial conditions of issuers. Although a municipal money market fund is designed to provide income exempt from federal income taxes, income from securities held by a municipal money market fund could become taxable due to changes in tax laws or noncompliant conduct of a state or municipality.

Passive Investment Risk
There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. The Fund does not seek to “beat” the Underlying Index. The Fund also does not seek to take temporary defensive positions when markets decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities, or that take temporary defensive positions to lessen the impact of a market decline. The Fund may purchase or hold securities with current or projected underperformance.

Representative Sampling  Risk
To the extent the Fund does not hold all securities included in  the Underlying Index, it is subject to the risk that the representative sampling strategy of the Fund’s sub-advisor may not produce the intended results.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Tax and Political Risk
There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes and the federal AMT. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, the sub-advisor relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. None of the Manager, the sub-advisor or the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. The interest on any money market instruments or other cash equivalents held by a Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.

A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Tracking Error Risk
The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of the differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, because of pricing differences, transaction costs, the Fund holding uninvested cash and cash equivalents, differences in the timing of the accrual of dividends, or changes to the Underlying Index. Additionally, tracking error may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Fund Performance

Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When available, performance for the Fund can be accessed on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is RSW Investments Holdings LLC.

Prospectus – Fund Summaries5

Portfolio Managers

RSW Investments Holdings LLC	Robert S. Waas Chief Executive Officer/Chief Investment Officer Since Fund Inception (2024) Matthew T. Werner, CFA Partner/Senior Portfolio Manager Since Fund Inception (2024)	Randy Fox Portfolio Manager Since Fund Inception (2024)

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/etfs/[ ].aspx.

Tax Information

The Fund expects most of its income to be exempt from federal income tax, and dividends you receive paid from such income should be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. The Fund’s distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Foreside Financial Services, LLC, or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

6Prospectus – Fund Summaries

American Beacon Red States Muni ETFSM

Investment Objective

The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg AMT-Free US Red States Municipal Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees[1]	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.25%
1	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
2	Other Expenses are based on estimated expenses for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

1 Year	3 Years
$ 26	$ 80

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate for the Fund’s most recent fiscal year is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to track the investment results of the Bloomberg AMT-Free US Red States Municipal Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions in which the Republican Party is deemed to have a controlling majority of state government. A Republican-controlled, or “Red,” state is defined by majority control of the state government based on at least two of the three governing bodies - Governor, state Senate, and state House – being Republican-controlled, where control of the state Senate or House is determined based on the party with the most representatives. Senate and House representatives as well as the Governor will be deemed members of the Republican party (1) if they are affiliated with the Republican party, or (2) if they are not affiliated with any political party, but they caucus with the Republican party. In the event that the number of representatives in the state Senate or House is tied between political parties, then the Governor’s party affiliation determines whether a state is Republican-controlled. For example, a state having a Republican Governor, a Senate with equal number of Republican and Democratic representatives, and a Democratic-controlled House would be considered Republican-controlled and thus a “Red” state for inclusion in the Underlying Index. A state will cease to be a “Red” state and will be removed from the Underlying Index only after an annual determination that at least two of its three governing bodies are controlled by a different party, so the Underlying Index may continue to include states that are no longer majority controlled by the Republican party. Under normal circumstances, the Fund invests substantially all, but at least 80%, of its assets in municipal fixed income securities that are components of the Underlying Index or that the Fund’s sub-advisor, RSW Investments Holdings LLC (“RSW”), determines to have economic characteristics similar to the municipal fixed income securities in the Underlying Index.

Although the Fund reserves the right to replicate (i.e., to hold all constituents of) the Underlying Index, RSW intends to use a representative sampling strategy to seek to achieve the Fund’s investment objective. “Representative sampling” is a passive investment strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index. The securities selected by RSW  for the Fund are expected to have, in aggregate, characteristics similar to those of the Underlying Index, and such characteristics may include, among others: state allocation, credit quality, maturity, duration, industry weighting, and yield. The Fund may invest in municipal fixed income securities that are not included in the Underlying Index, but which RSW believes will support the Fund’s tracking of the Underlying Index, and may invest cash balances in municipal debt exchange-traded funds (“ETFs”) and cash equivalents, including institutional municipal money market funds.

The securities in the Underlying Index are updated monthly to reflect the securities meeting the eligibility criteria; however, the determination of a state’s majority control is only updated annually based on data available ten (10) business days prior to the last day in February of any given year (the “Determination Date”) with any changes taking effect in the Underlying Index as of April 1 of the same year. If a state’s government changes majority control after the Determination Date, the change will not be reflected in the Underlying Index until April 1 of the following year. As such, the Fund may invest or be invested in municipal securities issued by states and their subdivisions that are no longer majority controlled by the Republican party.

To qualify for inclusion in the Underlying Index, securities must meet the following requirements: (i) be exempt from Federal income taxes and not subject to alternative minimum tax (“AMT”); (ii) have a remaining term to final maturity of at least one year; (iii) be fixed-rate; (iv) have an investment grade rating (based on the middle rating among Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings Inc. (“Fitch”) or the lower rating if only two ratings are available, or the rating if only one rating is available); (v) have par value of at least $15 million currently outstanding; and (vi) be part of an offering with an original offering size of at least $100 million. A credit rating is considered investment grade if it is BBB- or higher by S&P or Fitch,

Prospectus – Fund Summaries7

or Baa3 or higher by Moody’s. The Underlying Index is market value-weighted and limits the exposure of each issuer to 10% of the Underlying Index’s total market value, and redistributes any excess market value index-wide on a pro rata basis. The Underlying Index primarily includes general obligation bonds, revenue obligations, fully refunded bonds, and municipal lease obligations. A general obligation bond is secured by the full faith and credit of its issuer. A revenue obligation is payable from a specific source of revenue. A fully refunded bond is a tax-exempt municipal bond that has been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds” (“ETMs”) to the final maturity of principal, and that remain outstanding in the municipal market. A municipal lease obligation is issued to finance the acquisition of equipment and facilities. The securities in the Underlying Index may have call features. The following security types, among others, are excluded from the Underlying Index: bonds issued by U.S. territories such as the District of Columbia, private activity bonds that are not a general obligation of a state or municipality, municipal commercial paper, zero-coupon securities, anticipation notes, defaulted securities, and hospital, housing and tobacco sector bonds. As of [XX XX, 2024], there were [XX] securities in the Underlying Index.

The Underlying Index is owned and calculated by Bloomberg  Index Services Limited (the “Index Provider”), which is independent of the Fund, the Manager and RSW. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Exchange-Traded Funds (“ETFs”) Risk
As an ETF, the Fund is subject to the following risks:

■	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.

■	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

■	Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

■	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things,

8Prospectus – Fund Summaries

trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Index-Related Risk
There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. There is no assurance that the Underlying Index will be compiled, determined, composed or calculated accurately. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in Underlying Index data, Underlying Index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund.  The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of six years, a 1% increase in interest rates could be expected to result in a 6% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.    Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19, a variant or other significant viruses could negatively impact the Fund and adversely impact the economies of many nations, municipalities, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to

Prospectus – Fund Summaries9

raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets, and negatively affect the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. In addition, the Fund’s investments in municipal securities are subject to the following risks:

■	General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. A municipality in which the Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Fund.

■	Municipal Lease Obligations Risk. Municipal lease obligations typically are not fully backed by a municipality’s credit and thus interest thereon may become taxable if the lease is assigned, which may reduce the value of the Fund’s investment. While the issuer does not pledge its taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer of a lease obligation does not fulfill its payment obligation, it may be difficult to sell the property, and the proceeds of a sale may not cover the loss incurred by the Fund.

■	Refunded Bonds Risk. Refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the refunded bonds is secured by securities held in a designated escrow account where such securities are obligations of the U.S. Treasury, U.S. government agencies or instrumentalities and/or other high-quality bonds. The securities held in the escrow account are pledged to pay the principal and interest of the refunded bond but do not guarantee the price of the refunded bond, and therefore, these bonds entail a risk of loss. Investment in refunded municipal bonds may subject the Fund to credit risk, interest rate risk, liquidity risk, market risk and secured, partially secured and unsecured obligation risk.

■	Revenue Obligations Risk. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

New Fund Risk
The Fund had not commenced operations prior to the date of this Prospectus. The current performance of the Fund may not represent how it is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on the Fund’s performance. The Fund may also require a period of time before it is invested in securities that meet its investment objectives and policies and achieves a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, the Fund’s investment strategies may require a longer period of time to show returns that are representative of the strategies. As a new ETF, the Fund may experience low trading volume and wide bid-ask spreads.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. To the extent that the Fund invests in other investment companies that provide exposure to securities that are not in the Underlying Index, these investments will be subject to tracking error risk. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an

10Prospectus – Fund Summaries

actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Municipal Money Market Funds Risk. Investments in institutional municipal money market funds are subject to credit risk, interest rate risk, and market risk. Municipal money market funds may be highly impacted by events tied to the overall municipal securities market, which can be very volatile and significantly affected by unfavorable tax, legislative or political developments and adverse changes in the financial conditions of issuers. Although a municipal money market fund is designed to provide income exempt from federal income taxes, income from securities held by a municipal money market fund could become taxable due to changes in tax laws or noncompliant conduct of a state or municipality.

Passive Investment Risk
There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. The Fund does not seek to “beat” the Underlying Index. The Fund also does not seek to take temporary defensive positions when markets decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities, or that take temporary defensive positions to lessen the impact of a market decline. The Fund may purchase or hold securities with current or projected underperformance.

Representative Sampling  Risk
To the extent the Fund does not hold all securities included in  the Underlying Index, it is subject to the risk that the representative sampling strategy of the Fund’s sub-advisor may not produce the intended results.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Tax and Political Risk
There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes and the federal AMT. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, the sub-advisor relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. None of the Manager, the sub-advisor or the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. The interest on any money market instruments or other cash equivalents held by a Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.

A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Tracking Error Risk
The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of the differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, because of pricing differences, transaction costs, the Fund holding uninvested cash and cash equivalents, differences in the timing of the accrual of dividends, or changes to the Underlying Index. Additionally, tracking error may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Fund Performance

Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When available, performance for the Fund can be accessed on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is RSW Investments Holdings LLC.

Prospectus – Fund Summaries11

Portfolio Managers

RSW Investments Holdings LLC	Robert S. Waas Chief Executive Officer/Chief Investment Officer Since Fund Inception (2024) Matthew T. Werner, CFA Partner/Senior Portfolio Manager Since Fund Inception (2024)	Randy Fox Portfolio Manager Since Fund Inception (2024)

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/etfs/[ ].aspx.

Tax Information

The Fund expects most of its income to be exempt from federal income tax, and dividends you receive paid from such income should be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. The Fund’s distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Foreside Financial Services, LLC, or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

12Prospectus – Fund Summaries

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and principal risks and performance indices. However, this Prospectus does not describe all of the Funds’ investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Funds’ SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-833-471-3562, by U.S. mail at the Funds’ Distributor, Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

■	The American Beacon Blue States Muni ETF seeks to track the investment results, before fees and expenses, of the Bloomberg AMT-Free US Blue States Municipal Bond Index.

■	The American Beacon Red States Muni ETF seeks to track the investment results, before fees and expenses, of the Bloomberg AMT-Free US Red States Municipal Bond Index.

Each Fund’s investment objective is ‘‘non-fundamental,’’ which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.

80% Investment Policies

■	The American Beacon Blue States Muni ETF has a non-fundamental policy to invest under normal circumstances at least 80% of its assets in municipal fixed income securities that are components of the Bloomberg AMT-Free US Blue States Municipal Bond Index or that RSW determines to have economic characteristics similar to the municipal fixed income securities in the Bloomberg AMT-Free US Blue States Municipal Bond Index.

■	The American Beacon Red States Muni ETF has a non-fundamental policy to invest under normal circumstances at least 80% of its assets in municipal fixed income securities that are components of the Bloomberg AMT-Free US Red States Municipal Bond Index or that RSW determines to have economic characteristics similar to the municipal fixed income securities in the Bloomberg AMT-Free US Red States Municipal Bond Index.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■	develops overall investment strategies for the Funds,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with each Funds’ investment objectives, policies and restrictions,

■	oversees each Funds’ securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Funds are currently allocated by the Manager to one sub-advisor, RSW Investments Holdings LLC (“RSW”). RSW has full discretion to purchase and sell securities for the Fund in accordance with the Funds’ objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Funds.

The Funds’ assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Funds operate in a manager-of-managers structure. The Funds and the Manager have received an exemptive order from the SEC that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Funds from disclosing the advisory fees paid by a Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of a Fund’s principal investment strategies as well as information regarding a Fund’s strategy with respect to investment of cash balances.

Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, a Fund may utilize the following investments:

■	ETFs. A Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to a Fund’s own fees and expenses.

■	Municipal Money Market Funds. A Fund may invest cash balances in institutional municipal money market funds that are registered as investment companies under the Investment Company Act, including municipal money market funds that provide exposure to states and their political subdivisions that are not in the Underlying Index. If a Fund invests in municipal money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the municipal

Prospectus – Additional Information About the Funds13

money market funds in which a Fund invests, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. Shareholders also would be exposed to the risks associated with municipal money market funds and the portfolio investments of such municipal money market funds, including the risk that a municipal money market fund’s yield will be lower than the return that a Fund would have received from other investments that provide liquidity. Investments in municipal money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fixed-Income Instruments
A Fund’s investments in, or exposure to, fixed-income instruments may include:

■	Municipal Securities. Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes that generally are issued to raise funding for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government or the current or anticipated revenues from a specific project or specific assets and are generally classified into general obligation bonds and special revenue obligations.

■	General Obligation Bonds. General obligation bonds are municipal securities that are secured by the pledge of the issuer’s full faith, credit, and if available, its taxing power, for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts.

■	Municipal Lease Obligations. A municipal lease obligation is a bond that is secured by lease payments made by the party leasing the facilities or equipment that were financed by the bond. Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed. In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.

■	Refunded Bonds. Refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds” (“ETMs”) to the final maturity of principal, and that remain outstanding in the municipal market. Refunded bonds may have originally been issued as general obligation bonds or revenue obligations, but become “refunded” when they are secured by an escrow account, usually consisting entirely of obligations of the U.S. Treasury and/or U.S. government agencies or instrumentalities sufficient for paying the bondholders. The refunding is accomplished through the issuance of a new bond called a pre-refunding bond, the proceeds of which are used to fund the escrow account. The escrow account for a refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond indenture. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. For ETMs, the maturity schedules of the securities in the escrow accounts match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

■	Revenue Obligations. The principal security for a revenue obligation is generally the revenues derived from a particular facility or class of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue obligations are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. For many revenue obligations, a debt service reserve fund may be used to make principal and interest payments. Some municipal authorities provide further security in the form of a state’s ability to make up deficiencies in the debt service reserve fund (although the state is not obligated to do so).

Other Investment Companies
A  Fund, at times, may invest in shares of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

■	ETFs. A Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.

■	Municipal Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as institutional municipal money market funds under the Investment Company Act to provide liquidity or for exposure to short-term municipal bonds on a temporary basis. A Fund may invest in municipal money market funds that provide exposure to states and their political subdivisions that are not in the Underlying Index. If a Fund invests in municipal money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the municipal money market funds in which a Fund invests. Although a municipal money market fund is designed to be a relatively low risk investment, it is not free of risk and, as an institutional money market fund, its net asset value per share will fluctuate. Despite the short maturities and high credit quality of a municipal money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the municipal money market fund has purchased may reduce the municipal money market fund’s yield and can cause the price of a municipal money market security to decrease.

Additional Information About Risks

The greatest risk of investing in an ETF is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of each Fund’s respective principal investment strategies. These risk factors are explained following the table. References to “the Fund” and “a Fund” in the risk explanations are intended to refer to the Fund(s) identified in the table as having that risk factor. The principal risks of investing in each Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears.

Risk	American Beacon Blue States Muni ETF	American Beacon Red States Muni ETF
Callable Securities Risk	X	X
Counterparty Risk	X	X

14Prospectus – Additional Information About the Funds

Risk	American Beacon Blue States Muni ETF	American Beacon Red States Muni ETF
Credit Risk	X	X
Cybersecurity and Operational Risk	X	X
ETFs Risk	X	X
■ Authorized Participants Concentration Risk	X	X
■ Cash Transactions Risk	X	X
■ Premium/Discount Risk	X	X
■ Secondary Market Trading Risk	X	X
Index-Related Risk	X	X
Interest Rate Risk	X	X
Investment Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
■ Recent Market Events Risk	X	X
Municipal Securities Risk	X	X
■ General Obligation Bonds Risk	X	X
■ Municipal Lease Obligations Risk	X	X
■ Refunded Bonds Risk	X	X
■ Revenue Obligations Risk	X	X
New Fund Risk	X	X
Other Investment Companies Risk	X	X
■ Exchange-Traded Funds (“ETFs”) Risk	X	X
■ Municipal Money Market Funds Risk	X	X
Passive Investment Risk	X	X
Representative Sampling Risk	X	X
Secured, Partially Secured and Unsecured Obligation Risk	X	X
Tax and Political Risk	X	X
Tracking Error Risk	X	X
Valuation Risk	X	X

Callable Securities Risk
A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, the proceeds received by a Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a Fund’s income could be reduced as a result of a call and this may reduce the amount of a Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund’s total return.

Counterparty Risk
A  Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a  Fund. As a result, a  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.

Credit Risk
A Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact a Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact in a Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in

Prospectus – Additional Information About the Funds15

the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with a Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. A  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which a Fund invests. The issuers of a Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of a Fund’s investments, leading to significant loss of value.

ETFs Risk
As an ETF, each  Fund is subject to the following risks:

■	Authorized Participants Concentration Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with a Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with a Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of a Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as each Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

■	Cash Transactions Risk. Like other ETFs, each Fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, each Fund expects to effect their creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause a Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to a Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which a Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed their shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, each Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for other ETFs.

■	Premium/Discount Risk. The NAV of a Fund’s shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of a Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if a Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from a Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

■	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. Shares of a Fund may trade in the secondary market at times when a Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when a Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that a Fund’s shares will continue to be listed. If a Fund is delisted, any resulting liquidation of a Fund could create transaction costs for a Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on a Fund may lead to increased trading volume and volatility in the secondary market for the shares of a Fund.

Index-Related Risk
Each Fund is linked to an Underlying Index (each, as defined in its respective summary prospectus) maintained by a third party provider unaffiliated with the Fund that exercises complete control over the Underlying Index. There is no guarantee that a Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that a Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse

16Prospectus – Additional Information About the Funds

effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Unusual market conditions or other unforeseen circumstances may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in state government, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal circumstances. There is no assurance that the Underlying Index will be compiled, determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Manager and the sub-advisor do not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Underlying Index’s construction or computation processes. Errors in the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Such errors may negatively or positively impact a Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. When an Underlying Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between a Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by a Fund and its shareholders. Any errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of a Fund.

Interest Rate Risk
Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. For example, the value of a Fund’s fixed-income investments typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by a Fund, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to a Fund. The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of a Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of a Fund. For example, if a bond has a duration of six years, a 1% increase in interest rates could be expected to result in a 6% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Investment Risk
An investment in a  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A  Fund should not be relied upon as a complete investment program. The market price of each  Fund fluctuates, which means that when you sell your shares of a  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a  Fund.

Liquidity Risk
A  Fund is susceptible to the risk that certain investments held by a Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect a Fund’s NAV or prevent a Fund from being able to take advantage of other investment opportunities. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to a Fund. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
A  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to sell investments at an inopportune time to

Prospectus – Additional Information About the Funds17

meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which could increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving and the transmission of various variants of COVID-19, as well as the efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, including lower consumer demand, travel restrictions and closed borders, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19, a variant or other significant viruses could negatively impact a Fund and may exacerbate other pre-existing political, social and economic risks in certain countries or globally. This has caused, and could cause in the future, significant volatility in global financial markets. These events may last for an extended period of time and could adversely affect the economies of many nations or the entire global economy, individual issuers, and global capital, securities and capital markets in ways that cannot necessarily be foreseen, including through a sustained economic downturn or recession, or the reduction of liquidity. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates may increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. However, because there is little precedent for this situation, it is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.
Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with the aftermath of the United Kingdom’s departure from the European Union and the trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.
Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities. The United States and other countries have imposed, and continue to impose, broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, have substantially decreased the value and liquidity of most Russian securities and could impact securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in other countries affected by the invasion, a Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact a Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted, and could continue to result, in significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy

18Prospectus – Additional Information About the Funds

and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Municipal Securities Risk

The value of municipal securities, and the ability of a municipal issuer to make payments, can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality.

Municipal securities and their issuers may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Some obligations may be difficult to trade or interest payments may be tied only to a specific stream of revenue. In addition, a Fund’s investments in municipal securities are subject to the following risks:

■	General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of a municipality may be limited by provisions of constitutions or laws and a municipality’s credit will depend on many factors. A municipality in which a Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact a Fund.

■	Municipal Lease Obligations Risk. Municipal lease obligations typically are not fully backed by a municipality’s credit and thus interest thereon may become taxable if the lease is assigned, which may reduce the value of a Fund’s investment. While the issuer does not pledge its taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer of a lease obligation does not fulfill its payment obligation, it may be difficult to sell the property, and the proceeds of a sale may not cover the loss incurred by a Fund.

■	Refunded Bonds Risk. Refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the refunded bonds is secured by securities held in a designated escrow account where such securities are obligations of the U.S. Treasury, U.S. government agencies or instrumentalities and/or other high-quality bonds. The securities held in the escrow account are pledged to pay the principal and interest of the refunded bond but do not guarantee the price of the refunded bond, and therefore, these bonds entail a risk of loss. Investment in refunded municipal bonds may subject a Fund to credit risk, interest rate risk, liquidity risk, market risk and secured, partially secured and unsecured obligation risk.

■	Revenue Obligations Risk. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

New Fund Risk
Each  Fund had not commenced operations prior to the date of this Prospectus. The current performance of a  Fund may not represent how it is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented their investment strategies. Investment positions may have a disproportionate impact (negative or positive) on a  Fund’s performance. A Fund may also require a period of time before it is invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after a  Fund is fully invested. Similarly, a  Fund’s investment strategies may require a longer period of time to show returns that are representative of the strategies. Each Fund has a limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. If a  Fund fails to successfully implement their investment strategies or achieve their investment objectives, performance may be negatively impacted. Any resulting liquidation could create transaction costs for a  Fund and adverse federal income tax consequences for investors. As a new ETF, each  Fund may experience low trading volume and wide bid-ask spreads.

Other Investment Companies Risk
To the extent that a  Fund invests in shares of other registered investment companies, a  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a  Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A  Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a  Fund’s investment may decline, adversely affecting a  Fund’s performance. To the extent a  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.  To the extent that a Fund invests in other investment companies that provide exposure to securities that are not in the Underlying Index, these investments will be subject to tracking error risk. A  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

Prospectus – Additional Information About the Funds19

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Municipal Money Market Funds Risk. Investments in institutional municipal money market funds are subject to credit risk, interest rate risk, and market risk. Municipal money market funds may be highly impacted by events tied to the overall municipal securities market, which can be very volatile and significantly affected by unfavorable tax, legislative or political developments and adverse changes in the financial conditions of issuers. The municipal money market funds in which a Fund may invest are required to use a floating net asset value as opposed to money market funds that are permitted to seek to maintain a stable net asset value. As such, a Fund’s investments in municipal money market funds may lose money. In addition, a municipal money market fund may impose a liquidity fee upon the sale of shares if the money market fund’s board determines that the imposition of such a fee is in the money market fund’s best interests. Although a municipal money market fund is designed to provide income exempt from federal income taxes, income from securities held by a municipal money market fund could become taxable due to changes in tax laws or noncompliant conduct of a state or municipality.

Passive Investment Risk
Each  Fund is not actively managed, and does not seek to “beat” its respective Underlying Index. Each Fund also does not take temporary positions when markets decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. A Fund may not sell an investment due to current or projected underperformance of an investment, industry or sector. If a specific investment is removed from its Underlying Index, a Fund may be forced to sell such investment at an inopportune time or for a price other than the investment’s current market value. It is expected that the value of Fund shares will decline, more or less, in correspondence with any decline in value of its Underlying Index. Its Underlying Index may not contain the appropriate mix of investments for any particular economic cycle, and the timing of movements from one type of investment to another in seeking to track its Underlying Index could have a negative effect on a Fund. However, each  Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in investments not included in its Underlying Index. There is no guarantee that its Underlying Index will create the desired exposure. Unlike an actively managed fund, the Funds do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.

Representative Sampling Risk
To the extent a Fund does not hold all securities included in the Underlying Index, it is subject to the risk that the representative sampling strategy of a Fund’s sub-advisor may not produce the intended results, such as underperformance compared to the Underlying Index.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer a  Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which a  Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, a  Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, a  Fund may not have priority over other creditors as anticipated.

If an obligation in which a  Fund invests, such as a secured loan, is foreclosed, a  Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and a  Fund would bear the risk that the collateral may decline in value while a  Fund is holding it.

Some obligations in which a  Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, a  Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Tax and Political Risk
There is no guarantee that a Fund’s income will be exempt from U.S. federal income taxes and the federal AMT. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, the sub-advisor relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. None of the Manager, the sub-advisor or a Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, the sub-advisor will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes and the federal AMT. The interest on any money market instruments or other cash equivalents held by a Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.

Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal, state and local income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

20Prospectus – Additional Information About the Funds

Tracking Error Risk
A Fund may be subject to “tracking error,” which is the divergence of a Fund’s performance from that of its Underlying Index. Due to tracking error, a Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause a Fund’s performance to be less than expected. There are a number of factors that may contribute to a Fund’s tracking error, such as Fund expenses, imperfect correlation between a Fund’s investments and those of its Underlying Index, because of pricing differences, transaction costs, the use of representative sampling strategy, if applicable, asset valuation differences, tax considerations, the unavailability of investments in the Underlying Index from time to time, holding uninvested cash and cash equivalents, differences in the timing and accrual of dividends, changes to its Underlying Index, and other liquidity constraints. In addition, investments included in its Underlying Index may be suspended from trading.  Mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. In addition, a Fund may not invest in certain investments and other instruments included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, including due to legal restrictions or limitations or a lack of liquidity in certain investments. Moreover, a Fund may be delayed in purchasing or selling investments and other instruments included in its Underlying Index.

Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of a Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when a  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a  Fund determines its NAV.

Additional Information About Indices

Each Underlying Index is rebalanced monthly and reconstituted annually. The percentages represented by various states and municipalities in each Underlying Index may change over time. Each Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries) to approximately the same extent as the applicable Underlying Index is so concentrated. A list of the states currently deemed to be a part of each Fund’s Underlying Index is available on the Funds’ website at www.americanbeaconfunds.com/etfs/[ ].aspx.

American Beacon Blue States Muni ETF
The American Beacon Blue States Muni ETF’s annual total return will be compared to the Bloomberg AMT-Free US Blue States Municipal Bond Index. The Bloomberg AMT-Free US Blue States Municipal Bond Index is designed to measure the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions in which the Democratic Party is deemed to have a controlling majority of state government. A Democratic-controlled, or “Blue,” state is defined by majority control of the state government based on at least two of the three governing bodies - Governor, state Senate, and state House – being Democratic-controlled, where control of the state Senate or House is determined based on the party with the most representatives. Senate and House representatives as well as the Governor will be deemed members of the Democratic party (1) if they are affiliated with the Democratic party, or (2) if not affiliated with the Democratic party, they caucus with the Democratic party. In the event that the number of representatives in the state Senate or House is tied between political parties, then the Governor’s party affiliation determines whether a state is Democratic-controlled.

American Beacon Red States Muni ETF
The American Beacon Red States Muni ETF’s annual total return will be compared to the Bloomberg AMT-Free US Red States Municipal Bond Index. The Bloomberg AMT-Free US Red States Municipal Bond Index is designed to measure the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions in which the Republican Party is deemed to have a controlling majority of state government. A Republican-controlled, or “Red,” state is defined by majority control of the state government based on at least two of the three governing bodies - Governor, state Senate, and state House – being Republican-controlled, where control of the state Senate or House is determined based on the party with the most representatives. Senate and House representatives as well as the Governor will be deemed members of the Republican party (1) if they are affiliated with the Republican party, or (2) if not affiliated with the Republican party, they caucus with the Republican party. In the event that the number of representatives in the state Senate or House is tied between political parties, then the Governor’s party affiliation determines whether a state is Republican-controlled.

Notices Regarding Index Data

“Bloomberg®” and the Bloomberg AMT-Free US Blue States Municipal Bond Index and the Bloomberg AMT-Free US Red States Municipal Bond Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Manager. The American Beacon Blue States Muni ETF and the American Beacon Red States Muni ETF are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the American Beacon Blue States Muni ETF, the American Beacon Red States Muni ETF or any member of the public regarding the advisability of investing in securities generally or in the American Beacon Blue States Muni ETF or the American Beacon Red States Muni ETF particularly. The only relationship of Bloomberg to the Manager is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to the Manager or the American Beacon Blue States Muni ETF and the American Beacon Red States Muni ETF. Bloomberg has no obligation to take the needs of the Manager or the owners of the American Beacon Blue States Muni ETF and the American Beacon Red States Muni ETF into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the American Beacon Blue States Muni ETF or the American Beacon Red States Muni ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to American Beacon Blue States Muni ETF customers nor to American Beacon Red States Muni ETF customers, in connection with the administration, marketing or trading of the American Beacon Blue States Muni ETF and the American Beacon Red States Muni ETF.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING

Prospectus – Additional Information About the Funds21

ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES— WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Portfolio Holdings Information

Each day the Funds are open for business, the Trust publicly disseminates the Funds’ full portfolio holdings as of the close of the previous day through the website. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’  portfolio holdings is available in the Funds’ SAI. The holdings of the Funds can be found on the Funds’ website at www.americanbeaconfunds.com/etfs/[ ].aspx.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of  Resolute Investment  Holdings, LLC (“RIH”), which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

On July 11, 2023, (i) RIH, Resolute Investment Managers, Inc. (“RIM”) and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and RSW (which is affiliated with the Manager), and the termination of the Funds’ management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement between the Manager and the  sub-advisor (the “New Investment Advisory Agreement”), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, has been called to consider the new agreements for those Funds and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the applicable new agreements. There are no anticipated changes in the services provided by the Manager or the sub-advisor or in the fee rates charged by the Manager to the applicable Funds.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Under the Funds’ management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all expenses of each Fund, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses.

The Funds’ Management Agreement with the Manager provides for the Funds to pay the Manager an annualized management fee equal to [XX]% of each Fund’s average daily net assets that is calculated and accrued daily.

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Funds do not intend to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the Funds, and the Manager, and the Investment Advisory Agreement between the Manager and the sub-advisor will be available in the Funds’  Semi-Annual Report for the fiscal period ending February 28, 2024.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds and their compensation.

RSW Investments Holdings LLC  (“RSW”), is located at 47 Maple St., Suite 304, Summit, NJ 07901. RSW is an investment management firm that specializes in municipal bond portfolios. The firm managed approximately $2.3 billion in assets as of July 31, 2023. RSW is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. RSW is a majority-owned subsidiary of RIH, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information regarding the Transaction with respect to RIH is set forth under “The Manager” above. Upon the closing of the Transaction, RSW will be majority-owned indirectly by the New Ownership Group, rather than the Current Ownership Group.

The Investment Advisory Agreement between the Manager and the sub-advisor provides for the Manager to pay the sub-advisor an annualized investment advisory fee equal to [XX]% of the average daily net assets of each Fund.

22Prospectus – Fund Management

Robert S. Waas, Chief Executive Officer/Chief Investment Officer. In 2005, Mr. Waas founded RSW Investments and has been responsible for establishing its policies on macroeconomics, interest rate and credit risk management, in addition to overall portfolio positioning in his current roles since the firm’s inception. Prior to RSW, Mr. Waas began his career managing municipal bond mutual funds for Merrill Lynch in 1985. In the early 1990’s, he launched and managed the Municipal Bond Separately Managed Account program at Van Kampen American Capital. He also pioneered one of the first hedge funds dedicated to utilizing sophisticated municipal bond arbitrage strategies at Deerfield Capital Management LLC. In 2000, he began managing municipal bond funds at Prudential Investment Management, employing strategies developed over the years. He also launched, managed, and marketed a separate account municipal bond program at Prudential. Mr. Waas received a B.S. in Accounting from St. John’s University.

Matthew T. Werner, CFA, Partner/Senior Portfolio Manager. Mr. Werner joined RSW at its inception in 2005 and assists Mr. Waas in setting investment strategy for the firm’s taxable and tax-exempt fixed income separately managed account strategies and is responsible for managing asset allocation and portfolio risk attributes in terms of duration, yield curve, state, and sector exposure in his current role since the firm’s inception. Prior to RSW, Mr. Werner worked with Mr. Waas at Prudential Investment Management in the early 2000’s where he developed sophisticated municipal bond risk management applications and tools to track and identify relative value opportunities in the marketplace. Mr. Werner received a B.S. in Finance from the University of Delaware, with minors in Economics and Management Information Systems / Decision Support Systems. He is a CFA  charterholder and a member of CFA Society NY.

Randy Fox, Portfolio Manager. Mr. Fox joined RSW in 2008 and assists Mr. Werner in managing security allocation and portfolio risk attributes in terms of duration, yield curve, state and sector exposure. He performs in-depth portfolio attribution analysis and analyzes the yield curve and municipal-to-treasury relationship to identify relative value opportunities. He also conducts client portfolio reviews along with horizon and keep/sell analysis. He began his career as a research analyst with Ipreo, where his municipal bond related responsibilities were diverse. Mr. Fox received a B.S. in Finance from Pennsylvania State University.

The Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Funds’ distributor.

The Distributor distributes Creation Units for the Funds on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Valuation of Shares

Each Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell each Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV per share of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. A Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

The Valuation Rule permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the  Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. You may view a Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

Prospectus – Fund Management23

Purchase and Redemption of Shares

Shares of a Fund may be purchased or redeemed directly from a Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the Distributor (an “Authorized Participation Agreement”) may engage in creation and redemption transactions directly with a Fund. Purchases and redemptions directly with a Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell a Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in a Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by a Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

For more information on how to buy and sell shares of a Fund, call 1-833-471-3562 or visit www.americanbeaconfunds.com.

Premium/Discount Information

Information showing the number of days the market price of a Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.americanbeaconfunds.com/etfs/[ ].aspx. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to compliance with Rule 12d1-4 under the Investment Company Act, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in a Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Beneficial Ownership

The Depository Trust Company (“DTC”) serves as securities depository for the Funds’ shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of the Funds’ shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event a Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.

Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

24Prospectus – About Your Investment

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in each Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of a Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives, preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of a Fund or another fund in the American Beacon Funds Complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Frequent Trading and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds’ shares because each  Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between a Fund and Authorized Participants is critical to ensuring that the Funds’ shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, a Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by a Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. A  Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Distributions and Taxes

Each  Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

The Funds do not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.

No dividend reinvestment service is provided by the Funds. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

Taxes

Fund distributions are expected to be exempt-interest dividends, which will be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. Fund distributions of any taxable net investment income and any net short-term capital gain will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net exempt interest income*	Exempt from regular federal income tax
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Sales of shares owned for more than one year	Long-term capital gains or losses
Sales of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.

To the extent distributions are attributable to net capital gain that a Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. No portion of the dividends a Fund pays to individuals is expected to be ‘‘qualified dividend income’’ (‘‘QDI’’) eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

Prospectus – About Your Investment25

No portion of the dividends a Fund pays is expected to be eligible for the dividends-received deduction allowed to corporations (“DRD”).

A shareholder may realize a taxable gain or loss when selling shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. Any capital gain an individual shareholder recognizes on a sale of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions a Fund pays - other than exempt-interest dividends, and net gains realized on the sale or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Funds’ shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Taxes on Creations and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Funds will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Internal Revenue Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Additional Information

The Funds’ Board oversees generally the operations of a Fund. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to a Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning a Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or a Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or a Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution Plan

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act, which allows a Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plan provides that the shares of a Fund may pay up to 0.25% per annum of the average daily net assets attributable to the shares, to the Manager (or another entity approved by the Board). Because these fees would be paid out of the Funds’ assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no present intention of Fund shares paying, accruing, or incurring any Rule 12b-1 fees and Fund shares will not pay, accrue or incur any Rule 12b-1 fees until such time as approved by the Funds’ Board of Trustees.

Portfolio Holdings

Each day a Fund is open for business, the Trust publicly disseminates the Funds’ full portfolio holdings as of the close of business on the previous day through the Funds’ website at www.americanbeaconfunds.com. A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may also access on the Funds’ website at www.americanbeaconfunds.com or by calling 1-833-471-3562 to request a free copy.

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Funds’ summary prospectus, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’ You can also request to receive paper Shareholder Reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish.

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the  Funds’ operation. Financial highlights are not provided because the Funds had not commenced operations prior to the date of this Prospectus.

26Prospectus – Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-833-471-3562 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Shareholder Report/Semi-Annual Shareholder Report

The Funds’ Annual and Semi-Annual Shareholder Reports will list each Fund’s actual investments as of the report’s date. They also will include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ independent registered public accounting firm will be included in the Annual Shareholder Report. Reports will be available approximately 60 days after a Fund passes its first annual and semi-annual reporting periods.

SAI

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-833-471-3562
By Mail:	American Beacon Select Funds c/o Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. American Beacon Select Funds, American Beacon Blue States Muni ETF, and American Beacon Red States Muni ETF are service marks of American Beacon Advisors, Inc.

SEC File Number 811-09603

Appendix A

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
AMT	Alternative Minimum Tax
Select Funds or Trust	American Beacon Select Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Foreside Financial Services, LLC
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
EU	European Union
Exchange	NYSE Arca, Inc., a national securities exchange on which shares of the Funds are listed
FHLB	Federal Home Loan Bank
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
LIBOR	ICE LIBOR
Management Agreement	The Funds’ Management Agreement with the Manager
Model	Proprietary mathematical quantitative model
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
UK	United Kingdom

28Prospectus – Appendix

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
 [XX XX, 2024]

Ticker
American Beacon Blue States Muni ETF	[Ticker]
American Beacon Red States Muni ETF	[Ticker]

Shares of American Beacon Blue States Muni ETF and American Beacon Red States Muni ETF will be traded on the NYSE Arca, Inc.

This Statement of Additional Information (“Statement of Additional Information” or “SAI”) should be read in conjunction with the prospectus dated [XX XX, 2024] (the “Prospectus”) for the American Beacon Blue States Muni ETF and American Beacon Red States Muni ETF (the “Funds”), each a separate series of American Beacon Select Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-833-471-3562. You also may obtain copies of the Prospectus without charge by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix B.

The Funds  had not commenced operations prior to the date hereof. Accordingly, financial statements for the Funds are not yet available. Copies of the Funds’ Annual Shareholder and Semi-Annual Shareholder Reports may be obtained when available, without charge, upon request by calling 1-833-471-3562 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS

The Funds are separate series of the American Beacon Select Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 18, 1999. Each  Fund constitutes a separate investment portfolio with distinct investment objectives and a distinct purpose and strategy. Each Fund is “diversified” as defined by the Investment Company Act of 1940, as amended.

Each Fund issues and redeems shares at net asset value (“NAV”) only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. The Funds generally issue and redeem Creation Units in exchange for a Basket of cash but may issue and redeem Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Fund specifies. Unlike mutual funds, shares are not individually redeemable.

Certain employees of the Funds’ sub-advisor, American Beacon Advisors, Inc. (the “Manager”) or its affiliates are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the Funds are willing to accept in connection with a purchase (also called a “creation”) of shares, and securities that each Fund will provide on a redemption of shares. These employees may also discuss portfolio holdings-related information with broker-dealers in connection with settling the Funds’ transactions, as may be necessary to conduct business in the ordinary course.

Shares of the Funds will be listed on NYSE Arca, Inc. (the “Exchange”), a national securities exchange and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. Investors may also pay brokerage commissions and similar charges when purchasing and selling shares.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective  and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of investments a Fund may purchase. The composition of a Fund’s portfolio and the strategies that a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in a Fund. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”.

Strategy/Risk	American Beacon Blue States Muni ETF	American Beacon Red States Muni ETF
Borrowing Risk	X	X
Callable Securities	X	X
Cash Equivalents and Other Short-Term Investments	X	X
■ Municipal Money Market Funds	X	X
Cover and Asset Segregation	X	X
Cybersecurity and Operational Risk	X	X
Debentures	X	X
Expense Risk	X	X
Fixed-Income Investments	X	X
Illiquid and Restricted Securities	X	X
Inflation Risk	X	X
Municipal Securities	X	X
■ General Obligation Bonds	X	X
■ Municipal Lease Obligations	X	X
■ Refunded Bonds	X	X
■ Revenue Obligations	X	X
Other Investment Company Securities and Exchange-Traded Products	X	X
■ ETFs	X	X
■ Municipal Money Market Funds	X	X
Valuation Risk	X	X
When Issued and Forward Commitment Transactions	X	X

Borrowing Risk —  A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact a Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)

Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund’s total return.

Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which a Fund may invest include the investments set forth below.

■	Municipal Money Market Funds. A Fund may invest cash balances in institutional municipal money market funds that are registered as investment companies under the Investment Company Act. Municipal money market funds typically invest in high-quality, tax-exempt instruments issued by state, local and municipal governments and their instrumentalities that mature in 397 days or less. By investing in a money market fund, a Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which a Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These expenses may include, for example, advisory and administrative fees. These other fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with municipal money market funds and the portfolio investments of such municipal money market funds, including that a municipal money market fund’s yield will be lower than the return that a Fund would have derived from investing directly in short-term municipal securities or in other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk and, as an institutional money market fund, its net asset value per share will fluctuate. Despite the short maturities and high credit quality of a municipal money market fund’s investments, changes in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a municipal money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, low or negative interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. The municipal money market funds in which a Fund may invest are required to use a floating net asset value as opposed to money market funds that are permitted to seek to maintain a stable net asset value. Certain money market funds may impose a liquidity fee upon sale of shares if the money market fund’s board determines that the imposition of such a fee would be in the money market fund’s best interests. Such a determination may conflict with the interest of a Fund. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Municipal money market funds may be highly impacted by events tied to the overall municipal securities market, which can be very volatile and significantly affected by unfavorable tax, legislative or political developments and adverse changes in the financial conditions of issuers. Although a municipal money market fund is designed to provide income exempt from federal income taxes, income from securities held by a municipal money market fund could become taxable due to changes in tax laws or noncompliant conduct of a state or municipality.

Cover and Asset Segregation —   A Fund may borrow money, make investments or employ trading practices that obligate a Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. A Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, a Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, a Fund’s current obligations will generally be equal only to the net amount to be paid by a Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of a Fund’s assets could impede the management of the Fund’s portfolio or a Fund’s ability to meet redemption requests or other current obligations, because a Fund may be unable to promptly dispose of those assets.

Cybersecurity and Operational Risk  — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and  their service providers, may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds or the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact a Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause  a Fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. A Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties.

In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or a service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that  a Fund or Fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which a Fund invests, third party service providers, trading counterparties or any other service providers whose operations may affect  a Fund or its shareholders. The widespread use of work-from-home arrangements, such as during the COVID-19 pandemic, may increase operational and information security risks.

Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, a Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

Fixed-Income Investments — A Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance. Conversely, if rising interest rates cause a Fund to lose value, a Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force a Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting a Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in a Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a Fund would like or at the price the sub-advisor believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.

Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. A Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause a Fund’s NAV to fluctuate or make it more difficult for a Fund to accurately value its securities. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of a Fund.

In addition, specific types of fixed-income securities in which a Fund may invest are subject to the risks described elsewhere in this SAI.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, a Fund’s investment in such securities could have the effect of reducing a Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, a Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Fund’s NAV.

Inflation Risk  — Stocks, bonds and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks, bonds and other securities. Inflation risk also may result from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if a Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose a Fund to inflation risk because the interest rate that the issuer promises to pay is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Municipal Securities — A Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal bonds are issued for a wide variety of reasons, including to construct public facilities, to obtain funds for operating expenses, to refund outstanding municipal obligations, and to loan funds to various public institutions and facilities. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. An issuer’s actual or perceived credit quality can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of a project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces, such as declines in real estate prices or general business activity, shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations.

Municipal securities also are subject to interest rate risk. As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Some municipal securities, including those in the high yield market, may include transfer restrictions (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or a Fund may be able to sell them only at prices that are less than what a Fund regards as their fair market value.

To the extent that municipalities face severe financial hardship, certain state and local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue. The possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, creates risks to the value of municipal securities held by a Fund. Difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities.

A Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the net asset value of a Fund’s shares represented by such an insured obligation. A sub-advisor generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security. Certain significant providers of insurance for municipal securities can incur and, in the past have incurred, significant losses as a result of exposure to certain categories of investments, such as sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such losses can adversely impact the capital adequacy of these insurers and may call into question the insurers’ ability to fulfill their obligations under such insurance if they are called to do so, which could negatively affect a Fund. There are a limited number of providers of insurance for municipal securities and a Fund may have multiple investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for a Fund’s shares.

In addition, the amount of publicly available information for municipal issuers is generally less than for corporate issuers. Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities.

Additionally, the Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security a  Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to a Fund, possibly retroactive to the time a Fund purchased the security.

 The municipal securities in which a Fund may invest may include:

■	General Obligation Bonds. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power and are payable from and backed only by the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

■	Municipal Lease Obligations. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

■	Refunded Bonds. A Fund may invest in refunded municipal bonds. Refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds” (“ETMs”), to the final maturity of principal, and that remain outstanding in the municipal market. The payment of principal and interest of the refunded municipal bonds held by a Fund is funded from a designated escrow account that holds U.S. Treasury securities, obligations of the U.S. government (including its agencies and instrumentalities (“Agency Securities”)) and/or other high-quality bonds. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled, and the original pledge of revenue by the municipality is no longer in place. Refunded municipal bonds may be re-rated by a rating agency to an AAA/Aaa rating based on their backing by U.S. Treasury securities and/or Agency Securities. If a refunded bond loses its rating upon refunding, the Index Provider removes it from the Underlying Index. The escrow account securities pledged to pay the principal and interest of the refunded municipal bond do not guarantee the price movement of the bond before call or maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt in the form of a refunding bond, placing the proceeds of the refunding bond into an escrow account to refund the older, higher cost debt. Investments in refunded municipal bonds may subject a Fund to credit risk, interest rate risk, liquidity risk, market risk and secured, partially secured and unsecured obligation risk. To the extent permitted by the SEC and the IRS, a Fund’s investment in refunded municipal bonds backed by U.S. Treasury and Agency Securities in the manner described above, will, for purposes of any diversification tests applicable to a Fund, be considered an investment in the respective U.S. Treasury and Agency Securities. If a bond is issued to refund a municipal bond more than 90 days before the redemption of the refunded bond, the interest on the new bond, known as an advance refunding bond, will not be tax-exempt. This does not, however, impact the tax-exempt nature of the interest on the refunded bond.

■	Revenue Obligations. Revenue obligations, such as industrial development bonds, are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.    Any such fees and expenses are reflected in the Fees and Expenses Table for a Fund in its Prospectus.   To the extent a Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. A Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets in all investment companies in the aggregate. However, currently a Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as a Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements, took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

A Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

■	ETFs. A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Municipal Money Market Funds. A Fund can invest free cash balances in registered open-end investment companies regulated as institutional municipal money market funds under the Investment Company Act, to provide liquidity or for exposure to short-term municipal bonds on a temporary basis. Although a municipal money market fund is designed to be a relatively low risk investment, it is not free of risk and, as an institutional money market fund, its net asset value per share will fluctuate. Despite the short maturities and high credit quality of a municipal money market fund’s investments, changes in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a municipal money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Municipal money market funds may be highly impacted by events tied to the overall municipal securities market, which can be very volatile and significantly affected by unfavorable tax, legislative or political developments and adverse changes in the financial conditions of issuers. Although a municipal money market fund is designed to provide income exempt from federal income taxes, income from securities held by a municipal money market fund could become taxable due to changes in tax laws or noncompliant conduct of a state or municipality. Recent SEC rules also would permit money market funds to impose a discretionary liquidity fee subject to a determination by a money market fund’s board that such a fee would be in the money market fund’s best interests and, effective October 2, 2024, would require the mandatory imposition of a liquidity fee by institutional money market funds under certain circumstances.

Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of a Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price a Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

When-Issued and Forward Commitment Transactions —  These transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable a Fund to “lock-in” what the Manager  or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When entering into a when-issued or forward commitment transaction,  a Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  a Fund may be disadvantaged. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: a Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, a Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of a Fund’s assets could impede the sub-advisor’s ability to manage a Fund’s portfolio.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of the Funds’ outstanding voting securities. “Majority of the outstanding voting securities” under the  Investment Company  Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

Each Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts.).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

8	Invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries, except to approximately the same extent that the underlying index, which the Fund seeks to track, concentrates in an industry or group of industries. This limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For purposes of each Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of each Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Funds’ shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, each Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Fund’s industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each  Fund publicly discloses portfolio holdings information as follows:

1	prior to the opening of regular trading on the Exchange, a complete list of holdings as of the close of the prior business day that will form the basis of a Fund’s next net asset value calculation (available at www.americanbeaconfunds.com);

2	through the facilities of the National Securities Clearing Corporation (“NSCC”) prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e., Deposit Securities) (as defined below) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e., Fund Securities) (as defined below) (publicly available on financial data websites).

3	a complete list of holdings for each Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov); and

4	a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC’s website at www.sec.gov).

Disclosure of Nonpublic Holdings
Occasionally, certain interested parties — including individual investors, institutional investors, market participants, third-party service providers, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds’ policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of a Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisor in managing a Fund (“service providers”). The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to a Fund (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Funds’ Custodian and foreign custody manager; Funds’ transfer agent	Complete list on intraday basis with no lag
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”)	Funds’ principal underwriter	Complete list on daily basis with no lag
National Securities Clearing Corporation (“NSCC”)	Clearing agency	Complete list on daily basis with no lag
Depository Trust Company (“DTC”)	Securities depository	Complete list on daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, the Exchange, Authorized Participants, market makers, and legal counsel. Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited nonpublic holdings information on a current basis with no lag. The Exchange may receive current holdings information with no lag through discussions with the Manager regarding the Fund’s compliance with the listing standards. Authorized Participants and market makers may receive current holdings information with no lag in connection with negotiations of Custom Baskets (as defined below). The Manager or Sub-Advisor may provide current holdings information with no lag to legal counsel when seeking advice regarding those holdings. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of nonpublic portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must be approved by the Trust’s Chief Compliance Officer, or in her absence, by a Vice President of the Trust.

In determining whether to approve a request for nonpublic portfolio holdings disclosure, the CCO shall consider the restrictions on selective disclosure imposed by applicable law, the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of a Fund for which holdings have been requested (e.g., passive versus active management), whether a Fund is managed by one or multiple investment managers, and any other factors she deems relevant. In her analysis, the CCO shall attempt to uncover any apparent conflict between the interests of a Fund on the one hand and those of the Manager or an affiliated person of a Fund on the other. Any potential conflicts that arise as a result of a request for portfolio holdings information shall be decided by the CCO in the best interests of a Fund’s shareholders. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The CCO generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Funds’ SAI.

The Manager and the sub-advisor to a Fund may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A  Fund does not have the right to vote on securities while they are on loan. However, it is a Fund’s policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and State Street, their securities lending agent, State Street indemnifies a Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, each Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the  responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each  Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex  overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of [XX]  series within the American Beacon Funds, [XX]  series within the American Beacon Institutional Funds Trust, and [XX]  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Funds, and each Trustee oversees the Trusts’ combined [XX] series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017

Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017

Chief Financial Officer, The Conrad Prebys Foundation (2022-Present); President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President/CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President/CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (1962)	Trustee since 2015	Trustee since 2017

Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (investment company) (2014-2017); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017

Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-Present); Director, The Home Depot, Inc. (NYSE: HD) (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Brenda A. Cline (1960)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (2) and Open-End Funds (3) (2017-2021); Chair, American Beacon Sound Point Enhanced Income Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021); Chair, American Beacon Apollo Total Return Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018

Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990-2017); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Trustee since 2018

Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Barbara J. McKenna (1963)	Trustee since 2012	Trustee since 2017

President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes  has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and McKenna and Mr. Armes. Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s

Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. All members of the Audit Committee are Independent Trustees. The Audit Committee met four (4)  times during the fiscal year ended August 31, 2023.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Armes (Chair) and Alvarado, and Mses. Cline and McKenna. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met four (4)  times during the fiscal year ended August 31, 2023.

The Trust has an Investment Committee that is comprised of Messrs. Lindgren (Chair), Alvarado and Arpey. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment and liquidity risks. The Investment Committee met four (4)  times during the fiscal year ended August 31, 2023.

Trustee Ownership in the Funds

As of the calendar year ended December 31, 2023, none of the Trustees owned equity securities of the Funds. The following tables show the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2023.

INTERESTED TRUSTEE
American Beacon Select Funds	Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2023)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Select Funds	Alvarado	Armes	Arpey	Cline	Holz	Lindgren	McKenna
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2023)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the period [XX XX, 2024] (the Funds’ commencement of operations) through August 31, 2024.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$6,155	$215,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$6,784	$237,500

Joseph B. Armes	$6,470	$226,500
Gerard J. Arpey	$6,013	$210,500
Brenda A. Cline[1]	$7,783	$272,500
Claudia A. Holz	$6,098	$213,500
Douglas A. Lindgren	$6,098	$213,500
Barbara J. McKenna	$6,191	$216,750
1	Upon her retirement from the Board, Ms. Cline is eligible for flight benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 as described below.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. Ms. Cline is the only Eligible Trustee.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Funds. Currently, three individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Two individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer, except H Bradley Vogt, has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Jeffrey K. Ringdahl (1975)	President since April 2022 Vice President 2010-2022	President since April 2022 Vice President 2017-2022

Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President and Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director and Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings, LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present) and Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present) and, President (2022-Present), Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management, LLC (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Vice President, Secretary, and Chief Legal Officer, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, Secretary, and Chief Legal Officer, American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica B. Duncan (1970)	Vice President since 2011	Vice President since 2017

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President Since 2022	Vice President Since 2022

Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director (2022-Present) National Investment Services of America, LLC; Director (2022-Present) RSW Investments Holdings LLC; Director (2022-Present) Shapiro Capital Management LLC; Director (2022-Present) SSI Investment Management LLC; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021); Assistant Secretary, American Beacon Funds (2010 – 2022); Assistant Secretary, American Beacon Select Funds (2010 – 2022); Assistant Secretary, American Beacon Institutional Funds Trust (2017 – 2022).

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

Senior Vice President, (2021-Present) Vice President, (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (1961)	Vice President since 2021	Vice President since 2021

Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present); Principal Accounting Officer and Treasurer, American Beacon Funds (2010-2021); Principal Accounting Officer and Treasurer, American Beacon Select Funds (2010-2021); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-2021); Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2018-2021), Vice President (2021), American Beacon Apollo Total Return Fund (2018-2021).

Gregory Stumm (1981)	Vice President since 2022	Vice President since 2022

Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc.    (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present).

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present) and Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer (2018-2021), Principal Accounting Officer and Treasurer (2021), American Beacon Sound Point Enhanced Income Fund; Assistant Treasurer (2019-2021), Principal Accounting Officer and Treasurer (2021), American Beacon Apollo Total Return Fund; Assistant Treasurer, American Beacon Funds (2011-2021); Assistant Treasurer, American Beacon Select Funds (2011-2021); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-2021).

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer (2004-Present), Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019), Vice President (2016-2020), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC.; Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (1984)	Assistant Secretary since 2021	Assistant Secretary since 2021

Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary since 2017

Assistant Secretary and Associate General Counsel (2015-Present), American Beacon Advisors, Inc.; Assistant Secretary (2018-2021), Resolute Investment Distributors, Inc.; Assistant Secretary and Associate General Counsel (2017-Present), Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel (2018-Present), Resolute Investment Services, Inc.; Assistant Secretary (2016-2020), Alpha Quant Advisors, LLC; Assistant Secretary (2020-2022), Continuous Capital, LLC.; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A

Director, ETF Capital Markets (2022-Present), Resolute Investment Services, Inc.; Life Actuarial Associate (2019-2022), USAA Life Insurance Company; Senior Trader (2018-2019), USAA Asset Management Company.

*	For the American Beacon Select Funds only.

CODE OF ETHICS

The Manager, the Trust, and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

Each Fund invests exclusively in non-voting securities and is therefore not expected to vote proxies relating to portfolio securities. If a Fund were to vote any proxies, the proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of a Fund’s expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Funds.

INVESTMENT ADVISORY AGREEMENT

The Funds’ sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Funds.

RSW Investments Holdings LLC (“RSW”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Investment Holdings, LLC	Majority Owner	Holding Company - Founded in 2015
Kelso Investment Associates VIII, L.P.	Ownership in Resolute Investment Holdings, LLC	Investment Fund
Robert S. Waas	Majority Owner & Director	Individual
Matthew T. Werner	Director	Individual
Jeffrey K. Ringdahl	Director	Individual
Rebecca L. Harris	Director	Individual

The sub-advisor and the Manager are controlled by Resolute Investment Holdings, LLC  (“RIH”). Accordingly, the sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act. Information regarding the Transaction (as defined below) with respect to RIH is set forth under “Management, Administrative, Securities Lending, and Distribution Services – The Manager” below. Upon the closing of the Transaction, RSW will be majority-owned indirectly by the New Ownership Group (as defined below), rather than the Current Ownership Group (as defined below).

The Manager has entered into an Investment Advisory Agreement with RSW pursuant to which the Manager has agreed to pay  RSW an annualized sub-advisory fee that is calculated and accrued daily equal to [XX]% of net management fees paid to the Manager after consideration of the Manager’s payment of Fund expenses.

The Investment Advisory Agreement between the Manager and RSW will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of a Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect  for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund had not commenced operations prior to this date of this SAI, no subadvisory fees have been paid to RSW.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., which is a wholly-owned subsidiary of  Resolute Topco, Inc., a wholly-owned subsidiary of RIH. RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC  and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of  RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII, L.P.	Ownership in Parent Company	Investment Fund

On July 11, 2023, (i) RIH, Resolute Investment Managers, Inc. (“RIM”) and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and RSW, which is  affiliated with the Manager,  and the termination of the Funds’ management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement between the Manager and the  sub-advisor  (the “New Investment Advisory Agreement”), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, has been called to consider the new agreements for those Funds and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the applicable new agreements. There are no anticipated changes in the services provided by the Manager or the sub-advisor or in the fee rates charged by the Manager to the Funds.

The Manager is paid a management fee as compensation for providing each  Fund with management and administrative services.  The Management Agreement provides for the Manager to receive an annualized management fee of [XX]% based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

Under the Management Agreement, the Manager is responsible for substantially all expenses of each Fund, including the costs of: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; legal fees (other than fees associated with litigation); the preparation of each Fund’s tax returns; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of each Fund’s existence; fees to federal and state authorities for the registration of shares; insurance and fidelity bond premiums; and fees paid to service providers providing various reports. The Manager is not responsible for, and a Fund will bear: the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”); acquired fund fees and expenses; brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings; securities lending fees; expenses associated with securities sold short; costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for any violation of law; distribution and service fees pursuant to a Rule 12b-1 plan (if any); costs of holding shareholder meetings, except meetings related to changes in the Management Agreement or the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act; taxes and governmental fees; costs of any liability or uncollectable items of deposit; and extraordinary expenses.

Because the Funds  had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Securities Lending Fees
 As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI,   the Funds do not intend to engage in securities lending activities.

Distribution Fees
The Manager (or another entity approved by the Board) under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act, may receive up to 0.25% per annum of the average daily net assets of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Fund advertising material and sales literature. No distribution fees are currently charged to the Funds and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because each Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Funds. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Funds regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Funds. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Funds.

The Distributor
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Foreside” or “Distributor”) is the Funds’ distributor and principal underwriter of the Funds’ shares.

Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Manager, the sub-advisor or any national securities exchange. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor.

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants or DTC Participants (as defined below).

Since the Funds  had not commenced operations prior to the date of this SAI, no underwriting commissions have been paid to, or retained by, the Distributor.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of each Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other matters: (i) the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) if a Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of a Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of a Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund. Trading prices of shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares.

As in the case of other stocks traded on the Exchange, broker commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Book Entry Only System

The information below supplements and should be read in conjunction with the Prospectus, and is provided by the Depository Trust Company.

The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the Funds’ shares (in this section, the “Securities”). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for the Securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“Direct Participants” or “DTC Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, NSCC (as defined below) and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records. The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC’s Money Market Instrument  Procedures. Under its usual procedures, DTC mails an omnibus proxy (“Omnibus Proxy”) to the Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Trust or its agent, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, the Trust’s agent, or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Trust or its agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the Trust’s agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to the Trust’s agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records and followed by a book-entry credit of tendered Securities to the Trust’s agent’s DTC account.

DTC may discontinue providing its services as depository with respect to the Securities at any time by giving reasonable notice to the Trust or its agent. Under such circumstances, in the event that a successor depository is not obtained, Security certificates are required to be printed and delivered.

The Trust may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.

OTHER SERVICE PROVIDERS

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the transfer agent (“Transfer Agent”), custodian (“Custodian”) and dividend disbursing agent for the Funds. State Street also serves as the Funds’ Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Funds with certain financial reporting and tax services.

The Funds’ independent registered public accounting firm is [XX], which is located at [XX].

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

CREATION AND REDEMPTION OF CREATION UNITS

General
The Trust issues and redeems shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Board or the Manager, as the Board’s delegate, establishes the number of shares in a Creation Unit and reserves the right to increase or decrease the number of the Funds’ shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS System”) of the National Securities Clearing Corporation (“NSCC”) (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the authorized participant agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an AP Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of a Fund through an Authorized Participant or on the secondary market.

Because the investments of a Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to purchase or redeem their shares of  a Fund, or purchase or sell shares of a Fund on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Custom Baskets
The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Funds’   portfolio holdings; or a Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Funds’  portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same Business Day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager or its affiliate, and/or sub-advisor  who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Manager or sub-advisor (as applicable) may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Funds’ investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to utilize cash in the Basket, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the Custom Basket increases the liquidity of the Funds’  portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Funds’  portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Purchases of Creation Units
The consideration for the purchase of Creation Units of a Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the “Cash Component,” which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”

The Custodian makes available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and/or Deposit Cash, as applicable, in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to a Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Funds’ portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Funds’ Index, if any.

Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

The Manager or sub-advisor (as applicable), on behalf of a Fund, may convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency (as necessary) prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of a Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that a Fund invests any cash received in foreign investments.

Placement of Purchase Orders
To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund (a “Purchase Order”) generally prior to 4:00 p.m. Eastern Time for Deposit Baskets, and 2:00 p.m. Eastern Time for cash purchases of Creation Units. For a Purchase Order to be processed based on the NAV calculated on a particular Business Day, the Purchase Order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).   Investors who are not Authorized Participants and seek to place a Purchase Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the Purchase Order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit Purchase Orders. A Purchase Order is considered to be in proper form if a request in a form satisfactory to a Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Purchase Order are properly followed.

Creation Unit Purchase Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Purchase Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when a foreign market in which a Fund may invest are closed may not be accepted or may be charged the maximum transaction fee; and those purchasing Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they place their order and the time that the Fund invests any cash received in such markets. The Distributor, in its discretion, may permit the submission of Purchase Orders and requests by or through an Authorized Participant via communication through the facilities of a proprietary website maintained for this purpose. A Purchase Order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units
All questions as to whether a Purchase Order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund and the Funds’ determination shall be final and binding.

A  Fund reserves the right to reject or revoke acceptance of a Purchase Order, for any reason, provided that such action is not in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, a Fund may reject or revoke acceptance of a Purchase Order including, but not limited to, when (i) the Purchase Order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of a Fund, the Distributor, the sub-advisor and the Manager make it impracticable to process Purchase Orders. The Distributor shall notify a prospective purchaser of a Creation

Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such Purchase Orders. A Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of a Fund at the sub-custodian(s). If a Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the Purchase Order may be rejected.

A  Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). A Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to a Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, a Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once a Fund has accepted a Purchase Order, upon the next determination of the NAV of the shares, a Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will then be transmitted to the Authorized Participant that placed the Purchase Order. Creation Units typically are settled within two business days, subject to certain exceptions. However, a Fund reserves the right to settle Creation Unit transactions on a basis other than within two business days, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees
A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
American Beacon Blue States Muni ETF	$[XX]	2.00%
American Beacon Red States Muni ETF	$[XX]	2.00%
*	As a percentage of the value of the Creation Unit(s) purchased.

The Manager may adjust the transaction fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by a Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “ETF Fund Securities” or “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

The Custodian normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a complete list of the Fund’s portfolio holdings, and may also make available through NSCC the list of names and the number of shares of each Redemption Security and/or Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by a Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Funds’ portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Funds’ investments and may not be the same as the Deposit Securities.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

The Manager or the sub-advisor, as applicable, on behalf of a Fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of a Fund bear the risk associated with changes in the currency exchange rate between the time they place their Redemption Order and the time that a Fund converts any investments into U.S. dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund (a “Redemption Order”) generally prior to 2:00 p.m. Eastern Time. For a Redemption Order to be processed based on the NAV calculated on a particular Business Day, the Redemption Order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).   Investors who are not Authorized Participants and seek to place a Redemption Order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on the applicable Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to the Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the Redemption Order, such as, in the case of Redemption Orders submitted through the Transfer Agent’s website, the completion of all required fields, and provided that instructions as set forth in the AP Agreement are properly followed.

Redemption Orders must be transmitted by an Authorized Participant by a method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions to an Authorized Participant. Redemption Orders to redeem shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which a Fund may invest are closed may be charged the maximum transaction fee; and those redeeming Creation Units will bear the risk of changes in the value of the Fund’s investments and the currency exchange rate between the time they price their order and the time that the Fund is able to convert its investments to cash in such markets. The Distributor, in its discretion, may permit the submission of Redemption Orders by or through an Authorized Participant via communication through a proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether a Redemption Order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by a Fund and the Funds’ determination shall be final and binding.

A  Fund reserves the absolute right to reject a Redemption Order if the Redemption Order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to a Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Funds’ portfolio securities or determination of their NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. A Fund or Distributor will notify the Authorized Participant of such rejection, but a Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by a Fund of the Fund Securities, including Redemption Securities and/or Redemption Cash, as applicable, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.

To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of a Fund, to purchase the missing Fund shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering the security under such laws.

Once a Fund has accepted a Redemption Order, upon the next determination of the NAV of the shares, a Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the Redemption Order. Deliveries of redemption proceeds by a Fund typically are settled within two business days, but may be made up to seven days later, particularly in stressed market conditions. A Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see “Postponement of Redemptions” below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, a Fund reserves the right to settle these transactions on a net basis or, in its sole discretion, to require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
American Beacon Blue States Muni ETF	$[XX]	2.00%
American Beacon Red States Muni ETF	$[XX]	2.00%
*	As a percentage of the value of the Creation Unit(s) purchased.

The Manager may adjust the transaction fees from time to time based on actual experience.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions

For every occurrence of one or more intervening holidays in applicable non-U.S. markets, the redemption settlement cycle may be extended by the number of days of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement cycle. In no event will the settlement cycle be longer than 15 calendar days.

A  Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Funds’ investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the respective  Fund. Information regarding these other accounts has been provided by  the sub-advisor and is set forth below. The number of accounts and assets is shown as of [XX XX, 2023].

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
RSW Investments Holdings LLC (“RSW”)
Robert S. Waas	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)
Matthew T. Werner	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
RSW Investments Holdings LLC (“RSW”)
Randy Fox	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest  was provided by the sub-advisor as of January 10, 2024.

It is RSW’s policy to treat all client accounts fairly and equitably when allocating investment opportunities. RSW manages other client accounts that invest in the same types of securities as the Funds, although all other client accounts are actively-managed strategies that afford RSW more flexibility than the Funds’ index-based strategies. In managing each Fund, RSW seeks to track the performance of the applicable Index by investing in a representative sample of the securities in the Index or in securities that in aggregate replicate the investment characteristics of the Index.

The specific nature of the bond structures sought for purchase by RSW is typically in limited supply. RSW may be unable to acquire sufficient amounts of certain securities for the Funds and all other client accounts that may be seeking to purchase at the same time. As a result, RSW may need to decide how to allocate limited investment opportunities between the Funds and its other client accounts. Generally, RSW uses objective criteria to determine the securities for purchase and sale by the Funds and its other client accounts. RSW will consider the index-based strategy as a factor in determining the allocation of limited investment opportunities. For example, RSW may allocate a security to a Fund rather than its other client accounts to ensure that the Fund can continue to track its Index. When RSW transacts the same security for a Fund and its other client accounts but at different times or with different brokers, the Funds may receive less favorable prices than RSW’s other clients. If a Fund transacts the same security as other client accounts in an aggregated trade, RSW allocates the security among the participating accounts, including the Fund, on a pro rata basis at the average price achieved in the transaction.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of January 10, 2024.

Compensation for portfolio managers, analysts and other investment professionals consists of a base salary and opportunity for annual bonus. The process of determining eligibility and amount for a bonus begins with an assessment of the individual’s job performance and growth of the firm. Next, there are several factors that determine the dollar value of the bonus such as: employee’s base salary, job description, asset growth, firm profitability, etc.

Ownership of the Funds

The Portfolio Managers’ beneficial ownership of the Funds is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Funds, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Funds have not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any shares of the Funds as of the date of this SAI.

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund’s NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or  the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place their own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund’s cash flows. High portfolio turnover increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor a sub-advisor receives any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

The Funds  had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Funds during the previous three fiscal years; the Funds did not receive any compensation as a result of participation in the commission recapture program; the Funds directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions; and the Funds did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Funds executed transactions or sold shares.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Funds or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each  Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Qualifying Income”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income as described in clause (1);

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Funds control (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment  — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the

Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”) to the extent of a Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund’s income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. A Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Each Fund primarily invests in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) the income on which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed to be reliable), exempt from federal income tax. Thus, substantially all of the Fund’s dividends to you will qualify as “exempt-interest dividends,” which are not subject to federal income tax. All or a portion of the interest paid on the municipal bonds a Fund holds may be a “Tax Preference Item” for purposes of the alternate minimum tax (“AMT”) applicable to individual shareholders, with the result that all or a portion of the Fund’s dividends also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you. A Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund’s taxable income and generally will be taxable to its shareholders when it distributes that income to them. A Fund’s investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, a Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements. Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed their other investment company taxable income for a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

If a Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Funds derive from those investments does not constitute Qualifying Income, a Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.

Taxation of the Funds’ Shareholders

General - Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by a Fund and received by those shareholders on December 31 of that year if a Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a sale of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the sale; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the NAV of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they may pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital. Dividends and other distributions by a Fund is generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared. If a Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain. For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly, a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” which generally includes taxable distributions received from the Funds and taxable gains on the disposition of shares of a Fund, but does not include exempt-interest dividends. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A financial intermediary, such as a broker, through which a shareholder holds Fund shares generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) exempt interest dividends, (2) dividends paid to a non-U.S. shareholder whose ownership of a Fund’s shares is “effectively connected” with a trade or business within the United States the shareholder conducts and (3) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Funds might pay, “interest-related dividends” and “short-term capital gain dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide its financial intermediary with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Creation and Redemption of Creation Units - An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Funds have the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Funds and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations - Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulation in light of their individual circumstances.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in a Fund based on their particular circumstances. The Funds do not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of a Fund in implementing their investment strategy.

CONSTRUCTION AND MAINTENANCE OF THE INDICES

With respect to the Bloomberg AMT-Free US Blue States Municipal Bond Index (“Blue States Index”) and the Bloomberg AMT-Free US Red States Municipal Bond Index (“Red States Index” and, together with the Blue States Index, the “Indices”), RSW and the Manager have held discussions with Bloomberg  Index Services Limited, (the “Index Provider”) regarding their business interest in licensing the Indices to track particular market segments and conveyed investment concepts and strategies that could be considered for the Indices. The Index Provider designed and constituted such Indices using concepts conveyed by RSW and the Manager. The Funds  may be the first or sole user of the Indices. In its sole discretion, the Index Provider determines the composition of the securities and other instruments in such Indices, the rebalance protocols of the Indices, the weightings of the securities and other instruments in the Indices, and any updates to the methodology. From time to time, RSW  or the Manager may also provide input relating to possible methodology changes of such Indices  pursuant to the Index Provider’s consultation process or pursuant to other communications with the Index Provider.

Index Construction
The Blue States Index and Red States Index are each constructed from dollar-denominated, tax-exempt municipal bonds that are issued in the U.S. domestic market by U.S. states and their political subdivisions and that are components of the Bloomberg Municipal Index. To be eligible for inclusion in the Indices, the bond must (1) be rated investment grade, (2) have a par value of at least $15 million and issued as part of a transaction of at least $100 million, (3) have a fixed rate coupon, (4) have at least one year to final maturity, and (5) be dated no earlier than January 1, 1991. Securities are excluded from an Index if, among other things, (1) they are subject to alternative minimum tax (“AMT”) or (2) they were issued by a U.S. territory. The following security types will also be excluded from the Indices: taxable municipal securities; floating-rate securities; zero-coupon securities; anticipation notes; derivatives; private placements; limited offerings; monetary defaults; partially pre-refunded bonds; and bonds backed by letters of credit or guaranteed investment certificates. The Indices will limit the exposure of each individual issuer to 10% of the total market value of the Blue States Index or Red States Index, as applicable.

Securities eligible for inclusion in the Indices will be assigned to the Red States Index if the security was issued by a U.S. state or one of its political subdivisions in which the Republican Party is deemed to have a controlling majority of the state government, and will be assigned to the Blue States Index if the security was issued by a U.S. state or one of its political subdivisions in which the Democratic Party is deemed to have a controlling majority of the state government. A party is deemed to have a controlling majority of a state government if it has control of at least two of three of (1) the Governorship, (2) the state Senate, and (3) the state House of Representatives. Control of the state Senate and state House of Representatives is determined based on the party with the most representatives. Senate and House representatives as well as the Governor will be deemed members of the Democratic Party or Republican Party (1) if they are affiliated with the Democratic Party or Republican Party, respectively, or (2) if they are not affiliated with the Democratic Party or Republican Party, respectively, but they caucus with such party. In the event that the number of representatives in the state Senate or House is tied between political parties, then the Governor’s party affiliation determines whether a state is Democratic- or Republican-controlled. For example, a state having a Democratic Governor, a Senate with equal number of Democratic and Republican representatives, and a Republican-controlled House would be considered Democratic-controlled and thus a “Blue” state. A state will cease to be a “Blue” state or a “Red” state only when at least two of its three governing bodies are controlled by a different party.

The securities in the Indices are updated monthly to reflect the securities meeting the eligibility criteria. The determination of a state’s majority control is updated annually based on data available ten (10) business days prior to the last day in February (the “Determination Date”) with the change taking effect in the Indices as of April 1. If a state’s government changes majority control after the Determination Date, the change will not be reflected in the Indices until April 1 of the following year. As such, the Blue States Index and the corresponding Fund may invest or be invested in municipal securities issued by states and their subdivisions that are no longer majority controlled by the Democratic party, and the Red States Index and the corresponding Fund may invest or be invested in municipal securities issued by states and their subdivisions that are no longer majority controlled by the Republican Party.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

FINANCIAL STATEMENTS

The Funds’ independent registered public accounting firm, [XX], audits and reports on the Funds’ annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. As of the date of this SAI, the Funds  had not commenced operations. Accordingly, financial statements are not available for the Funds.

APPENDIX A

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. The MIG/VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
AMT	Alternative Minimum Tax
Authorized Participant	A DTC Participant that has entered into an Authorized Participant Agreement with the Distributor to purchase and redeem Creation Units of a Fund
Basket	A basket of securities which, together with a specified cash payment, or, in certain circumstances, for an all cash payment, a Fund exchanges for Creation Units
Beneficial Owners	Owners of beneficial interests in shares of a Fund
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Business Day	Any day on which the NYSE Arca is open for business
CCO	Chief Compliance Officer
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Creation Unit	Aggregations of a specified number of shares of a Fund
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Distribution Plan	The Trust’s distribution plan under Rule 12b-1 under the Investment Company Act
Distributor	Foreside Financial Services, LLC, the principal underwriter of the Funds’ shares
Dividends	Distributions from a Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
DTC	The Depository Trust Company
DTC Participants	Participants of DTC, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
Exchange	NYSE Arca Inc., a national securities exchange on which shares of the Funds are listed
FINRA	Financial Industry Regulatory Authority, Inc.
Forwards	Foreign Currency Forward Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Indirect Participants	Organizations such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
Management Agreement	The Funds’ Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable foreign currency forward contract
NSCC	National Securities Clearing Corporation

B-1

NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
RIH	Resolute Investment Holdings, LLC
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
Trust	American Beacon Select Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom

B-2

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PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated March 1, 2023, is incorporated by reference to Post-Effective Amendment No. 39, filed May 18, 2023 (“PEA No. 39”)
	(2)	Certificate of Designation for American Beacon AHL Liquid Trend ETF, is incorporated by reference to Post-Effective Amendment No. 43, filed August 25, 2023 (“PEA No. 43”)
	(3)	Certificate of Designation for American Beacon AHL Trend ETF, is incorporated by reference to PEA No. 43
	(4)	Certificate of Designation for American Beacon Blue States Muni ETF and American Beacon Red States Muni ETF - (to be filed by amendment)
(b)		Amended and Restated By-Laws, effective as of March 1, 2023, is incorporated by reference to PEA No. 39
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 28, filed April 25, 2017 (“PEA No. 28”)

	(1)(B)	Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to PEA No. 28
	(1)(C)	Twenty-Second Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated August 7, 2023 – (filed herewith)
	(2)(A)(i)	Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated as of June 7, 2023, is incorporated by reference to PEA No. 43
	(2)(A)(ii)	First Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated [ ], 2023 - (to be filed by amendment)
	(2)(B)	Management Agreement between American Beacon Cayman Trend Company, Ltd. and American Beacon Advisors, Inc., dated as of August 7, 2023, is incorporated by reference to PEA No. 43
	(3)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and AHL Partners LLP, dated August 7, 2023, is incorporated by reference to PEA No. 43
(4)

Investment Advisory Agreement by and between American Beacon Advisors, Inc. and AHL Partners LLP with respect to American Beacon Cayman Trend Company, Ltd., dated August 7, 2023, is incorporated by reference to PEA No. 43

	(5)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and RSW Investments Holdings LLC, dated [ ], 2023 - (to be filed by amendment)
(e)	(1)(A)

Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 30, filed April 25, 2018 (“PEA No. 30”)

(1)(B)

First Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 30

(1)(C)

Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to Post-Effective Amendment No. 32, filed April 30, 2019 (“PEA No. 32”)

(1)(D)

Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to PEA No. 32

(1)(E)

Fourth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 22, 2019, is incorporated by reference to PEA No. 32

(1)(F)

Fifth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 17, 2019, is incorporated by reference to Post-Effective Amendment No. 34, filed on April 28, 2020 (“PEA No. 34”)

(1)(G)

Sixth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated August 20, 2019, is incorporated by reference to PEA No. 34

(1)(H)

Seventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 34

(1)(I)

Eighth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 34

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Number		Exhibit Description
(1)(J)

Ninth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 30, 2020, is incorporated by reference to Post-Effective Amendment No. 36, filed April 29, 2021 (“PEA No. 36”)

(1)(K)

Tenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 31, 2020, is incorporated by reference to PEA No. 36

(1)(L)

Eleventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated September 10, 2020, is incorporated by reference to PEA No. 36

(1)(M)

Twelfth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated November 2, 2020, is incorporated by reference to PEA No. 36

(1)(N)

Thirteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated February 1, 2021, is incorporated by reference to PEA No. 36

(1)(O)

Fourteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 16, 2021, is incorporated by reference to PEA No. 37

(1)(P)

Fifteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 11, 2021, is incorporated by reference to PEA No. 37

(1)(Q)

Sixteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 18, 2022, is incorporated by reference to PEA No. 38

(1)(R)

Seventeenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 38

(1)(S)

Eighteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective as of August 7, 2023 – (filed herewith)

	(2)	Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective August 3, 2023 - (filed herewith)
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 31, 1999, is incorporated by reference to PEA No. 30
	(2)	Form of Amendment to the Custodian Agreement regarding name change, dated November 30, 2001, is incorporated by reference to Post-Effective Amendment No. 3, filed November 30, 2001
(3)

Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001, is incorporated by reference to Post-Effective Amendment No. 6, filed March 1, 2004

	(4)	Amendment to Custodian Agreement, dated August 23, 2023, is incorporated by reference to PEA No. 43
	(5)	Amendment to Custodian Agreement, dated [ ], 2023 - (to be filed by amendment)
(h)	(1)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Select Funds, effective February 1, 2023, is incorporated by reference to PEA No. 38
	(2)(A)	Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated August 23, 2023, is incorporated by reference to PEA No. 43
	(2)(B)	First Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated [ ], 2023 - (to be filed by amendment)
(3)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 43

(3)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 36

(3)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 36

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Number		Exhibit Description
(3)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 36

(3)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 36

(3)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 36

(3)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 36

(3)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 36

(3)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 36

(3)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 36

(3)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 36

(3)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 37

(3)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to PEA No. 38

(3)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 38

(3)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 43

(3)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement    between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective [    ], 2023 – (to be filed by amendment)

	(4)	Form of Authorized Participant Agreement, is incorporated by reference to PEA No. 43
	(5)	Sublicense Agreement between the Registrant and American Beacon Advisors, Inc. - (to be filed by amendment)
(i)		Opinion and consent of counsel – (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm – (none)
(k)		Financial statements omitted from prospectus – (none)
(l)		Letter of Investment Intent is incorporated by reference to the Registrant’s initial Registration Statement filed with the SEC on October 1, 1999
(m)		Distribution Plan pursuant to Rule 12b-1, dated August 7, 2023 - (filed herewith)
(n)		Plan Pursuant to Rule 18f-3 – (none)

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Number		Exhibit Description
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 43

	(2)	Code of Ethics for AHL Partners LLP, amended February 2022, is incorporated by reference to PEA No. 39
	(3)	Code of Ethics for RSW Investments Holdings LLC, dated [ ] - (to be filed by amendment)
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2023, is incorporated by reference to PEA No. 38

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL  Trend ETF, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Trend Company, Ltd. (“Trend Subsidiary”), a company organized under the laws of the Cayman Islands. The Trend Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Trend ETF’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

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(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016 provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 10 of the Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated August 7, 2023 provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund, and its or their shareholders, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Fund or acting in any business of the Trust or such Fund, to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement, which shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Covered Persons agree to, and shall indemnify and hold harmless the Trust and its shareholders, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of or in connection with the performance of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Persons under such laws.

Neither the Manager nor the Trust shall have any liability to any Covered Person or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, all Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which a Covered Person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to any Covered Person which may be based

6

upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of it.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph [ ] of the Investment Advisory Agreement with RSW Investments Holdings LLC, provides that: [ ]

Section 4.2 of the Distribution Agreement with Resolute Investment Distributors, Inc., provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

7

Section 4.3 of the Distribution Agreement with Resolute Investment Distributors, Inc., provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Section 3.4 of the Distribution Agreement with Foreside Financial Services, LLC, provides that:

The Distributor shall not be liable to the Adviser for any action taken or omitted by it in the absence of bad faith, willful misfeasance, gross negligence or reckless disregard by it (or its agents or employees) of its obligations and duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Assistant Treasurer, Vice President, Tax and Fund Reporting

Principal Accounting Officer and Treasurer, American Beacon Funds Complex; Vice President, Fund and Tax Reporting, Resolute Investment Services, Inc.; Vice President, Fund and Tax Reporting, Resolute Investment Managers, Inc.; Assistant Treasurer, American Private Equity Management, LLC; Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.; Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Trend Company, Ltd.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Vice President, Secretary, and Chief Legal Officer, American Beacon Funds Complex; Secretary, Resolute Investment Holdings, LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C.; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman TargetRisk Company, Ltd.; Secretary, American Beacon Cayman Trend Company, Ltd.

Melinda S. Blackwill; Assistant Treasurer, Vice President and Controller	Vice President and Controller, Resolute Investment Managers, Inc.; Vice President and Controller, Resolute Investment Services, Inc.; Assistant Treasurer, Continuous Capital, LLC
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	Vice President, American Beacon Funds Complex; Vice President, American Private Equity Management, L.L.C.
Christopher L. Collins; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Erica B. Duncan; Vice President, Marketing	Vice President, American Beacon Funds Complex; Vice President, Marketing, Resolute Investment Managers, Inc.; Vice President, Marketing, Resolute Investment Services, Inc.
Stephen C. Dutton; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Rebecca L. Harris; Senior Vice President, Product Management and Corporate Development

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Director and Vice President, Continuous Capital, LLC; Director, National Investment Services of America, LLC; Director, RSW Investments Holdings LLC; Director, Shapiro Capital Management LLC; Director, SSI Investment Management LLC

Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Vice President, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Senior Vice President and Treasurer, Resolute Investment Managers, Inc.; Senior Vice President and Treasurer, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer, Continuous Capital, LLC; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman TargetRisk Company, Ltd.; Director, American Beacon Cayman Multi-Alternatives Company, LTD.; Vice President, American Beacon Cayman Trend Company, Ltd.

Michael D. Jiang; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Resolute Investment Distributors, Inc.

Terri L. McKinney; Senior Vice President, Enterprise Services

Vice President, American Beacon Funds Complex; Senior Vice President, Enterprise Services, Resolute Investment Managers, Inc.; Senior Vice President, Enterprise Services, Resolute Investment Services, Inc.; Vice President, Continuous Capital, LLC

Takashi B. Moriuchi; Director

Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Teresa A. Oxford; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Continuous Capital, LLC

Bo Ragsdale; Vice President, Information Technology	Vice President, Information Technology, Resolute Investment Managers, Inc., Vice President, Information Technology, Resolute Investment Services, Inc.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Jeffrey K. Ringdahl; Director, President and Chief Executive Officer

President, American Beacon Funds Complex; Director and President, Resolute Investment Holdings, LLC; Director and President, Resolute Topco, Inc.; Director and President, Resolute Acquisition, Inc.; Director, President, and CEO, Resolute Investment Managers, Inc.; Director, President, and CEO, Resolute Investment Distributors, Inc.; Director, President, and CEO, Resolute Investment Services, Inc.; Manager and President, American Private Equity Management, L.L.C.; Director, Shapiro Capital Management LLC; Director and Executive Vice President, Continuous Capital, LLC; Director and President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman TargetRisk Company, Ltd.; Director, American Beacon Cayman Multi-Alternatives Company, LTD.; President, American Beacon Cayman Trend Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, National Investment Services of America, LLC

Christina E. Sears; Vice President and Chief Compliance Officer

Chief Compliance Officer and Assistant Secretary, American Beacon Funds Complex; Vice President and Chief Compliance Officer, Resolute Investment Managers, Inc.; Vice President, Resolute Investment Distributors, Inc.; Vice President and Chief Compliance Officer, Resolute Investment Services, Inc.; Chief Compliance Officer, American Private Equity Management, L.L.C.; Vice President, Continuous Capital, LLC; Chief Compliance Officer, RSW Investments Holdings LLC

Samuel J. Silver; Vice President and Chief Fixed Income Officer	Vice President, American Beacon Funds Complex
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Assistant Treasurer, Resolute Investment Managers, Inc.; Assistant Treasurer, Resolute Investment Services, Inc.
Gregory Stumm; Senior Vice President, Distribution

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Senior Vice President, Resolute Investment Distributors, Inc.

The principal address of each of the entities referenced above, other than, National Investment Services of America, LLC, RSW Investment Holdings LLC, Shapiro Capital Management LLC and SSI Investment Management LLC, is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of National Investment Services of America, LLC is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 9440 Santa Monica Blvd, 8th Floor, Beverly Hills, California 90210.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Trend ETF. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

RSW Investments Holdings LLC  (“RSW”)  is a registered investment adviser and is an investment sub-advisor for the American Beacon Blue States Muni  ETF and the American Beacon Red States Muni  ETF.   The principal address of RSW  is 47 Maple Street, Suite 304, Summit, New Jersey 07901. RSW is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of RSW  is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 302023), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a)(1) Resolute Investment Distributors, Inc. (“RID”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(a)(2) Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group)(“Foreside”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	13D Activist Fund, Series of Northern Lights Fund Trust

2	2nd Vote Funds

3	AAMA Equity Fund, Series of Asset Management Fund

4	AAMA Income Fund, Series of Asset Management Fund

5	Advisers Investment Trust

6	AG Twin Brook Capital Income Fund

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7	Alpha Alternative Assets Fund (f/k/a A3 Alternative Credit Fund)

8	AltShares Trust

9	Aristotle Funds Series Trust

10	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

11	Bow River Capital Evergreen Fund

12	Constitution Capital Access Fund, LLC

13	Cook & Bynum Funds Trust

14	Datum One Series Trust

15	Diamond Hill Funds

16	Driehaus Mutual Funds

17	Engine No. 1 ETF Trust

18	FMI Funds, Inc.

19	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)

20	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)

21	Inspire 100 ETF, Series of Northern Lights Fund Trust IV

22	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV

23	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV

24	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV

25	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

26	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV

27	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV

28	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV

29	Nomura Alternative Income Fund

30	PPM Funds

31	Praxis Mutual Funds

32	Primark Private Equity Investments Fund

33	Rimrock Funds Trust

34	SA Funds – Investment Trust

35	Sequoia Fund, Inc.

36	Simplify Exchange Traded Funds

37	Siren ETF Trust

38	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust

39	Zacks Trust

(b)(1) The following are the Officers and Managers of RID. RID’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, President and CEO	President
Gregory Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director and Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Michael D. Jiang	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(b)(2) The following are the Officers and Managers of Foreside. Foreside’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

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Name	Address	Position with Underwriter	Position with Registrant
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Susan K. Moscaritolo	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200 Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)   Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment adviser at the address listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on October 24, 2023.

AMERICAN BEACON SELECT FUNDS

By:	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey K. Ringdahl	President (Principal Executive Officer)	October 24, 2023
Jeffrey K. Ringdahl

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 24, 2023
Sonia L. Bates

Gilbert G. Alvarado*	Trustee	October 24, 2023
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	October 24, 2023
Joseph B. Armes

Gerard J. Arpey*	Trustee	October 24, 2023
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	October 24, 2023
Brenda A. Cline

Eugene J. Duffy*	Trustee	October 24, 2023
Eugene J. Duffy

Claudia A. Holz*	Trustee	October 24, 2023
Claudia A. Holz

Douglas A. Lindgren*	Trustee	October 24, 2023
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	October 24, 2023
Barbara J. McKenna

* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
99.(d)(1)(C)	Twenty-Second Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated August 7, 2023
99.(e)(1)(S)	Eighteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective as of August 7, 2023
99.(e)(2)	Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective August 3, 2023
99.(m)	Distribution Plan pursuant to Rule 12b-1, dated August 7, 2023

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